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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of thinkorswim Group Inc. (the "Company") on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lee K. Barba, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, and that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

Dated: March 16, 2009	/s/ LEE K. BARBA Lee K. Barba Chief Executive Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002